Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.8007%



        Excess Protection Level
          3 Month Average   5.29%
          September, 1998   4.37%
          August, 1998   6.33%
          July, 1998   5.16%


        Cash Yield                                  17.36%


        Investor Charge Offs                         5.18%


        Base Rate                                    7.80%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $39,849,511,082.92


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,219,716,564.43